Supplemental Information
for the Quarter Ended December 31, 2012

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls and the portfolio consists of 32 geographically diverse enclosed malls, encompassing over 22 million square feet in 20 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock. On March 26, 2012, Rouse completed its rights offering and issued 13,333,333 shares of common stock for $200.0 million.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-comparable revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer	andrew.silberfein@rouseproperties.com
Benjamin Schall	Chief Operating Officer	benjamin.schall@rouseproperties.com
John Wain	Chief Financial Officer	john.wain@rouseproperties.com
Timothy Salvemini	Chief Accounting Officer	timothy.salvemini@rouseproperties.com
Brian Harper	Executive Vice President, Leasing	brian.harper@rouseproperties.com
Susan Elman	Executive Vice President, General Counsel	susan.elman@rouseproperties.com
Brad Cohen/Nikki Sacks	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Dividend

•	Current policy as of February 28, 2013. Quarterly dividend of $0.13 per share ($0.52 per share annualized).

•	The Board of Directors declared a common stock dividend of $0.13 per share payable on April 29, 2013 to stockholders of record on April 15, 2013.

Common Share Trading Statistics

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012 (1)
High	$17.00	$14.56	$13.87	$14.81
Low	$14.32	$13.53	$12.18	$10.70
Close	$16.92	$14.35	$13.55	$13.54
Volume	9,039,183	11,363,908	16,944,744	30,825,189

(1) Excludes trading on a when issued basis.

Shares Outstanding

	Three Months Ended		Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Common shares outstanding	49,235,528	35,547,049	49,235,528	35,547,049
Class B shares outstanding	359,056	359,056	359,056	359,056
Total common shares outstanding (2)	49,594,584	35,906,105	49,594,584	35,906,105
Treasury stock	10,559	—	10,559	—
Total common shares issued (3)	49,605,143	49,605,143	49,605,143	49,605,143
Net number of common shares issuable assuming exercise of stock options (4)	70,588	—	70,588	—
Total normalized common shares - diluted (3)	49,675,731	49,605,143	49,675,731	49,605,143
Weighted average common shares outstanding - basic (5)	49,258,249	35,906,105	46,149,893	35,906,105
Weighted average common shares outstanding - diluted (5)(6)	49,258,249	35,906,105	46,149,893	35,906,105

(2) Excludes 10,559 shares of treasury stock.
(3) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(4) Based upon the weighted average stock price for the quarter ended December 31, 2012.
(5) Calculated in accordance with GAAP for the three and twelve month periods ended December 31, 2012 and 2011.
(6) Dilutive shares are excluded as the Company is in a net loss position and their effects are anti-dilutive.

Q4 2012 Supplemental Package	3

Financial Overview

Consolidated and Combined Balance Sheets

(In thousands)	December 31, 2012	December 31, 2011

Assets:
Investment in real estate:
Land	$339,988	$299,941
Buildings and equipment	1,312,767	1,162,541
Less accumulated depreciation	(116,336)	(72,620)
Net investment in real estate	1,536,419	1,389,862
Cash and cash equivalents	8,092	204
Restricted cash	44,559	13,323
Demand deposit from affiliate (1)	150,163	—
Accounts receivable, net	25,976	17,561
Deferred expenses, net	40,406	35,549
Prepaid expenses and other assets	99,458	127,025
Total assets	$1,905,073	$1,583,524

Liabilities:
Mortgages, notes and loans payable	$1,283,491	$1,059,684
Accounts payable and accrued expenses	88,686	97,512
Total liabilities	1,372,177	1,157,196

Commitments and contingencies	—	—

Equity:
Common stock (2)	493	—
Class B common stock (3)	4	—
Additional paid-in capital	588,668	—
GGP equity	—	426,328
Accumulated deficit	(56,380)	—
Total stockholders' equity	532,785	426,328
Non-controlling interest	111	—
Total equity	532,896	426,328
Total liabilities and equity	$1,905,073	$1,583,524

(1) Demand deposit with Brookfield U.S. Holdings Inc. The note earns interest at LIBOR (30 day) plus 1.05% and is payable the earlier of three days notice or on February 14, 2013.
(2) Common stock: $0.01 par value; 500,000,000 shares authorized, 49,246,087 and 0 shares issued as of December 31, 2012 and 2011 and 49,235,528 and 0 outstanding as of December 31, 2012 and 2011, respectively.
(3) Class B common stock: $0.01 par value; 1,000,000 shares authorized, 359,056 and 0 shares issued and outstanding, respectively.

Q4 2012 Supplemental Package	4

Financial Overview

Consolidated and Combined Statements of Operations and Comprehensive Loss

	Three Months Ended		Year Ended
(In thousands, except per share amounts)	December 31, 2012 (Unaudited)	December 31, 2011 (Unaudited)	December 31, 2012	December 31, 2011

Revenues:
Minimum rents	$40,659	$40,008	$154,401	$153,431
Tenant recoveries	16,664	15,770	68,181	69,606
Overage rents	3,160	2,901	6,050	5,442
Other	1,671	2,229	5,342	6,337
Total revenues	62,154	60,908	233,974	234,816
Expenses:
Real estate taxes	5,903	5,522	23,447	23,465
Property maintenance costs	4,376	3,772	14,084	13,462
Marketing	1,937	1,622	3,787	4,061
Other property operating costs	15,724	14,342	61,110	57,650
Provision for doubtful accounts	505	(204)	1,919	601
General and administrative	4,926	2,601	20,652	11,330
Depreciation and amortization	19,244	19,305	71,090	78,216
Other	2,010	1,993	9,965	1,526
Total expenses	54,625	48,953	206,054	190,311
Operating income	7,529	11,955	27,920	44,505

Interest income	492	22	755	36
Interest expense	(21,490)	(16,699)	(96,889)	(70,984)
Loss before income taxes	(13,469)	(4,722)	(68,214)	(26,443)
Provision for income taxes	(117)	(148)	(445)	(533)
Net loss	$(13,586)	$(4,870)	$(68,659)	$(26,976)

Net loss per share - Basic and Diluted (1)	$(0.28)	$(0.14)	$(1.49)	$(0.75)

Dividends declared per share	$0.07	$—	$0.21	$—

Comprehensive loss:
Net loss	$(13,586)	$(4,870)	$(68,659)	$(26,976)
Other comprehensive gain (loss):
Net unrealized gain (loss) on derivative instrument	32	—	—	—
Comprehensive loss	$(13,554)	$(4,870)	$(68,659)	$(26,976)

(1) Calculated using weighted average number of shares of 49,258,249 and 35,906,105 for the three months ended December 31, 2012 and 2011, respectively, and 46,149,893 and 35,906,105 for the year ended December 31, 2012 and 2011, respectively.

Q4 2012 Supplemental Package	5

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	December 31, 2012			December 31, 2011
(In thousands)	(Unaudited)			(Unaudited)
	GAAP	Core Adjustments	Core NOI / FFO	GAAP	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$40,659	$5,754	$46,413	$40,008	$5,900	$45,908
Tenant recoveries	16,664	—	16,664	15,770	—	15,770
Overage rents	3,160	—	3,160	2,901	—	2,901
Other	1,671	—	1,671	2,229	—	2,229
Total revenues	62,154	5,754	67,908	60,908	5,900	66,808
Operating Expenses:
Real estate taxes	5,903	—	5,903	5,522	—	5,522
Property maintenance costs	4,376	—	4,376	3,772	—	3,772
Marketing	1,937	—	1,937	1,622	—	1,622
Other property operating costs (2)	15,724	(31)	15,693	14,342	(31)	14,311
Provision for doubtful accounts	505	—	505	(204)	—	(204)
Total operating expenses	28,445	(31)	28,414	25,054	(31)	25,023

Net operating income	33,709	5,785	39,494	35,854	5,931	41,785

General and administrative (3)	4,926	—	4,926	2,601	—	2,601
Other (4)	2,010	(2,010)	—	1,993	(1,993)	—
Subtotal	26,773	7,795	34,568	31,260	7,924	39,184

Interest income	492	—	492	22	—	22
Interest expense
Amortization of market rate adjustments on debt	(2,584)	2,584	—	(2,722)	2,722	—
Amortization of deferred financing costs	(1,909)	1,909	—	—	—	—
Write-off of deferred financing costs	(615)	615	—	—	—	—
Interest on debt	(16,382)	—	(16,382)	(13,977)	—	(13,977)
Provision for income taxes	(117)	117	—	(148)	148	—
Funds from operations	$5,658	$13,020	$18,678	$14,435	$10,794	$25,229
Funds from operations per share - basic and diluted (5)			$0.38			$0.70
Funds from operations per share - normalized and diluted(6)			$0.38			$0.51

(1) Core adjustments include amounts for straight-line rent of $244 and $(718) and above / below market lease amortization of $5,510 and $6,618 for the three months ended December 31, 2012 and 2011, respectively.
(2) Core adjustments include above / below market ground lease amortization of $31 for the three months ended December 31, 2012 and 2011.
(3) General and administrative costs include $843 of non-cash stock compensation expense.
(4) Core adjustments include non-comparable costs related to the spin-off from General Growth Properties and property acquisition costs
(5) Calculated using weighted average number of shares of 49,258,249 and 35,906,105 for the three months ended December 31, 2012 and 2011.
(6) Assumes 49,605,143 normalized common shares and 49,675,731 diluted common shares.

Q4 2012 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Year Ended

	December 31, 2012			December 31, 2011
(In thousands)
	GAAP	Core Adjustments	Core NOI / FFO	GAAP	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$154,401	$20,420	$174,821	$153,431	$19,163	$172,594
Tenant recoveries	68,181	—	68,181	69,606	—	69,606
Overage rents	6,050	—	6,050	5,442	—	5,442
Other	5,342	—	5,342	6,337	—	6,337
Total revenues	233,974	20,420	254,394	234,816	19,163	253,979
Operating Expenses:
Real estate taxes	23,447	—	23,447	23,465	—	23,465
Property maintenance costs	14,084	—	14,084	13,462	—	13,462
Marketing	3,787	—	3,787	4,061	—	4,061
Other property operating costs (2)	61,110	(125)	60,985	57,650	(125)	57,525
Provision for doubtful accounts	1,919	—	1,919	601	—	601
Total operating expenses	104,347	(125)	104,222	99,239	(125)	99,114

Net operating income	129,627	20,545	150,172	135,577	19,288	154,865

General and administrative (3)	20,652	—	20,652	11,330	—	11,330
Other (4)	9,965	(9,965)	—	1,526	(1,526)	—
Subtotal	99,010	30,510	129,520	122,721	20,814	143,535

Interest income	755	—	755	36	—	36
Interest expense
Amortization of market rate adjustments on debt	(10,503)	10,503	—	(11,323)	11,323	—
Write-off of market rate debt adjustments	(8,957)	8,957	—	1,489	(1,489)	—
Amortization of deferred financing costs	(7,417)	7,417	—	—	—	—
Write-off of deferred financing costs	(2,395)	2,395	—	—	—	—
Debt extinguishment costs	—	—	—	(1,475)	1,475	—
Interest on debt	(67,617)	—	(67,617)	(59,675)	—	(59,675)
Provision for income taxes	(445)	445	—	(533)	533	—
Funds from operations	$2,431	$60,227	$62,658	$51,240	$32,656	$83,896
Funds from operations per share - basic and diluted (5)			$1.36			$2.34
Funds from operations per share - normalized and diluted(6)			$1.26			$1.69

(1) Core adjustments include amounts for straight-line rent of $(3,608) and $(6,031) and above / below market lease amortization of $24,028 and $25,194 for the year ended December 31, 2012 and 2011, respectively.
(2) Core adjustments include above / below market ground lease amortization of $125 for the years ended December 31, 2012 and 2011.
(3) General and administrative costs include $2,494 of non-cash stock compensation expense and $352 thousand of corporate allocation from GGP.
(4) Core adjustments include non-comparable costs related to the spin-off from General Growth Properties and property acquisition costs
(5) Calculated using weighted average number of shares of 46,149,893 and 35,906,105 for the years ended December 31, 2012 and 2011.
(6) Assumes 49,605,143 normalized common shares and 49,675,731 diluted common shares.

Q4 2012 Supplemental Package	7

Financial Schedules

Core NOI Summary

	Three Months Ended		Year Ended
(In thousands)	December 31, 2012 (Unaudited)	December 31, 2011 (Unaudited)	December 31, 2012	December 31, 2011

Net operating income	$33,709	$35,854	$129,627	$135,577
Add / (less) :
Straight line rent	244	(718)	(3,608)	(6,031)
Above and below market tenant leases, net	5,510	6,618	24,028	25,194
Above and below market ground rent expense, net	31	31	125	125
Core net operating income	39,494	41,785	150,172	154,865
Add / (less):
Acquisitions	(1,867)	—	(5,372)	—
Lease termination income and other	(169)	(1,007)	(507)	(1,918)
Same property core net operating income	$37,458	$40,778	$144,293	$152,947
Same property change %	(8.14)%		(5.66)%

Q4 2012 Supplemental Package	8

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended		Year Ended
(In thousands)	December 31, 2012 (Unaudited)	December 31, 2011 (Unaudited)	December 31, 2012	December 31, 2011

Reconciliation of NOI to GAAP Operating Income
NOI:	$33,709	$35,854	$129,627	$135,577
General and administrative	(4,926)	(2,601)	(20,652)	(11,330)
Other	(2,010)	(1,993)	(9,965)	(1,526)
Depreciation and amortization	(19,244)	(19,305)	(71,090)	(78,216)
Operating income	$7,529	$11,955	$27,920	$44,505

Reconciliation of FFO to GAAP Net Loss Attributable to Common Stockholders
FFO:	$5,658	$14,435	$2,431	$51,240
Depreciation and amortization	(19,244)	(19,305)	(71,090)	(78,216)
Net loss attributable to common stockholders	$(13,586)	$(4,870)	$(68,659)	$(26,976)

Weighted average numbers of shares outstanding	49,258,249	35,906,105	46,149,893	35,906,105
Per Share	$(0.28)	$(0.14)	$(1.49)	$(0.75)

Q4 2012 Supplemental Package	9

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
	Month	Year	Rate			2013	2014	2015	2016	2017	After	Mortgage Details
Lakeland Square	Oct	2013	5.12%	$50,630	49,647	983	—	—	—	—	—	Non-recourse / fixed
West Valley Mall (1)	Jan	2014	3.43	48,509	46,164	2,345	—	—	—	—	—	Non-recourse / fixed
Southland Mall (CA) (1)	Jan	2014	3.62	73,534	70,709	2,825	—	—	—	—	—	Non-recourse / fixed
Newpark Mall (1)	Aug	2014	7.45	63,552	60,487	1,886	1,179	—	—	—	—	Non-recourse / fixed
Steeplegate (1)	Aug	2014	4.94	49,777	46,849	1,807	1,121	—	—	—	—	Non-recourse / fixed
Valley Hills Mall	Mar	2016	4.73	52,280	46,302	1,765	1,851	1,942	420	—	—	Non-recourse / fixed
Vista Ridge Mall (1)	Apr	2016	6.87	73,821	64,660	2,551	2,733	2,926	951	—	—	Non-recourse / fixed
Turtle Creek	Jun	2016	6.54	79,521	76,079	906	967	1,033	536	—	—	Non-recourse / fixed
Collin Creek (1)	Jul	2016	6.78	62,147	54,423	1,941	2,079	2,226	1,478	—	—	Non-recourse / fixed
Bayshore Mall (1)	Aug	2016	7.13	28,651	24,699	931	999	1,073	949	—	—	Non-recourse / fixed
Washington Park Mall	Aug	2016	5.35	11,219	9,988	347	367	387	130	—	—	Non-recourse / fixed
Grand Traverse (1)	Feb	2017	5.02	61,333	57,266	975	954	1,004	1,048	86	—	Non-recourse / fixed
Sikes Senter (1)	Jun	2017	5.20	57,171	48,194	1,677	1,768	1,863	2,554	1,115	—	Non-recourse / fixed
Knollwood Mall	Oct	2017	5.35	37,331	31,113	1,050	1,109	1,171	1,615	1,273	—	Non-recourse / fixed
The Boulevard Mall	Jul	2018	4.27	97,972	72,881	3,647	3,808	3,977	5,279	5,523	2,857	Non-recourse / fixed
Pierre Bossier	May	2022	4.94	48,055	39,891	656	746	784	818	866	4,294	Non-recourse / fixed
Pierre Bossier Anchor	May	2022	4.85	3,791	2,894	73	82	86	90	95	471	Non-recourse / fixed
Southland Center (MI)	Jul	2022	5.09	78,314	65,085	1,109	1,168	1,230	1,284	1,363	7,075	Non-recourse / fixed
Animas Valley	Nov	2022	4.41	51,731	41,844	820	858	897	931	980	5,401	Non-recourse / fixed
Total fixed rate debt			5.32	1,029,339	909,175	28,294	21,789	20,599	18,083	11,301	20,098

Property Term Loan (2)(3)	Jan	2015	4.71	287,946	277,525	—	7,531	2,890	—	—	—
Revolver (2)(3)	Jan	2015	4.71	—	—	—	—	—	—	—	—
Subordinated credit facility (4)	Jun	2015	9.50	—	—	—	—	—	—	—	—

Total variable debt				287,946	277,525	—	7,531	2,890	—	—	—
Total Debt Outstanding			5.19%	$1,317,285	1,186,700	28,294	29,320	23,489	18,083	11,301	20,098

Total Debt				1,317,285
Market rate adjustment				(33,794)
Total debt outstanding				$1,283,491

(1) Prepayable without a penalty.
(2) LIBOR (30 day) plus 450 basis points.
(3) In January 2013 the Property Term Loan was paid down by $100 million and the Revolver was increased from $50 million to $150 million. As of March 1, 2013, the Revolver was undrawn.
(4) $100 million line. LIBOR (30 day) plus 850 basis points. LIBOR is subject to floor of 1.0%. As of March 1, 2013, the subordinated credit facility was undrawn.

Q4 2012 Supplemental Package	10

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	2013	2014	2015	2016	2017	After	Total
Balloon payment	$49,647	$224,209	$277,525	$276,151	136,573	$222,595	$1,186,700
Amortization	28,294	29,320	23,489	18,083	11,301	20,098	130,585
Debt maturity and amortization	$77,941	253,529	$301,014	$294,234	147,874	$242,693	$1,317,285
Weighted average interest rate of expiring debt	5.12%	4.89%	4.71%	6.37%	5.16%	4.66%	5.19%

(In thousands)		Property-Level Debt	Term Loan	Revolver	Subordinated facility	Total
Beginning Balance	9/30/2012	$903,523	$325,074	$—	$—	$1,228,597
Animas Valley Refinancing		51,731	(37,128)	—	—	14,603
Turtle Creek Loan Assumption		79,521	—	—	—	79,521
Mortgage Loan amortization		(5,436)	—	—	—	(5,436)
Ending Balance	12/31/2012	$1,029,339	$287,946	$—	$—	$1,317,285

Weighted Average Balance		$941,067	$298,035	$—	$—	$1,239,102

Q4 2012 Supplemental Package	11

Financial Schedules

Prepaid Expenses and Other Assets

(In thousands)	December 31, 2012	December 31, 2011

Above-market tenant leases, net	$89,407	$116,675
Deposits	796	902
Below-market ground leases, net	1,906	2,031
Prepaid expenses	3,563	4,349
Other	3,786	3,068
Total prepaid expenses and other assets	$99,458	$127,025

Accounts Payable and Accrued Expenses

(In thousands)	December 31, 2012	December 31, 2011

Below-market tenant leases, net	$35,068	$40,120
Accounts payable and accrued expenses	16,175	28,454
Accrued interest	3,546	4,065
Accrued real estate taxes	9,894	6,553
Deferred income	3,201	1,211
Accrued payroll and other employee liabilities	1,230	76
Construction payable	9,979	6,719
Tenant and other deposits	1,629	1,424
Conditional asset retirement obligation liability	4,503	4,252
Other	3,461	4,638
Total accounts payable and accrued expenses	$88,686	$97,512

Q4 2012 Supplemental Package	12

Portfolio Operating Metrics

Development Activity
As of December 31, 2012

Strategic Capital Redevelopment Projects Under Construction:

Property	Description	Total Project Square Feet	Total Estimated Project Cost	Cost to Date	Estimated Yield	Construction Start Date	Expected Opening Date
Lakeland Square	Convert anchor space and unproductive inline space to Cinemark Theater and The Sports Authority	89,000	$13,000	$2,745	9 - 10%	Q4 2012	Q4 2013
Lakeland, FL
Silver Lake Mall	Convert anchor space and unproductive inline space to Jo-Ann Fabrics and The Sports Authority	72,000	$5,200	$46	12 - 13%	Q4 2012	Q3 2013
Coeur D'Alene, ID

Q4 2012 Supplemental Package	13

Portfolio Operating Metrics

Key Operating Performance Indicators
As of December 31, 2012

GLA Summary (1)
(In thousands)	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
Total Rouse Properties Portfolio	32	10,109	5,252	7,130	22,491

Operating Metrics

	% Leased (2)	% Occupied (3)	Tenant Sales (4)	Occupancy Cost (5)
Total Rouse Properties Portfolio	90.0%	85.9%	$296	12.4%

	In-Place Rent < 10k SF (6)
	December 31, 2012	December 31, 2011
Total Rouse Portfolio	$36.78	n.a.
Same Property (7)	$37.01	$37.36

	Tenant Allowances
	Tenants < 10k SF
	Three Months Ended December 31, 2012
	New	Renewal
Total square feet leased	30,023	160,497
Tenant average allowance per square foot	$19.97	$0.78

(1) See Property Schedule on page 14 for individual details.
(2) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(3) Represents tenants' physical or economic presence in regional malls and excludes traditional anchor stores.
(4) Trailing twelve month tenant sales for mall stores less than 10,000 square feet.
(5) Represents tenants less than 10,000 square feet utilizing comparative tenant sales.
(6) Weighted average rent of mall stores as of December 31, 2012 and 2011. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
(7) Excludes in-place rent from Grand Traverse Mall and The Mall at Turtle Creek of $40.44 and $30.96 as of December 31, 2012.

Q4 2012 Supplemental Package	14

Portfolio Operating Metrics

Summary of Properties (1)
As of December 31, 2012

Property Name	Rouse Own %	Location	Anchors	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	100%	Farmington, NM	Dillard's, JCPenney, Sears	275,918	188,817	—	464,735	92.0%	86.7%
Bayshore Mall	100%	Eureka, CA	Sears, Kohl's, Walmart	375,541	87,939	132,319	595,799	78.3	71.3
Birchwood Mall	100%	Port Huron, MI	Sears, Younkers, Macy's, Target, JCPenney	296,757	161,216	264,918	722,891	94.2	93.5
Boulevard Mall, The	100%	Las Vegas, NV	JCPenney, Macy's, Sears	389,138	391,097	396,939	1,177,174	88.8	72.9
Cache Valley Mall	100%	Logan, UT	Dillard's, Dillard's Men's & Home, JCPenney	355,414	145,832	—	501,246	94.3	94.3
Chula Vista Center	100%	Chula Vista, CA	Burlington Coat, JCPenney, Macy's, Sears	319,575	163,232	392,500	875,307	89.5	89.1
Collin Creek	100%	Plano, TX	Dillard's, Sears, JCPenney, Macy's	328,233	176,259	613,824	1,118,316	87.0	87.0
Colony Square Mall	100%	Zanesville, OH	Elder-Beerman, JCPenney, Sears,	291,556	148,881	58,997	499,434	79.5	79.5
Gateway Mall	100%	Springfield, OR	Kohl's, Sears, Target	486,720	218,055	113,613	818,388	87.1	77.8
Grand Traverse Mall	100%	Traverse City, MI	JCPenney, Macy's, Target	306,241	—	283,349	589,590	83.4	83.4
Knollwood Mall	100%	St. Louis Park, MN	Kohl's	383,936	80,684	—	464,620	90.5	90.5
Lakeland Square	100%	Lakeland, FL	JCPenney, Dillard's, Sears, Macy's, Burlington Coat	349,579	194,113	339,598	883,290	91.1	82.8
Lansing Mall	100%	Lansing, MI	JC Penny, Younkers, , Macy's	502,793	210,900	103,000	816,693	91.2	87.1
Mall St. Vincent	100%	Shreveport, LA	Dillard's, Sears	185,500	—	348,000	533,500	90.7	88.1
Newpark Mall	100%	Newark, CA	Burlington Coat Factory,JC Penny, Macy's, Sears	371,776	405,004	335,870	1,112,650	90.7	86.6
North Plains Mall	100%	Clovis, NM	Beall's, Dillard's, JCPenney, Sears	109,091	194,081	—	303,172	92.9	92.9
Pierre Bossier Mall	100%	Bossier City, LA	JCPenney, Sears, Dillard's, Virginia College	230,335	94,168	288,328	612,831	95.5	91.7
Sierra Vista, The Mall at	100%	Sierra Vista, AZ	Dillard's, Sears	174,232	—	196,492	370,724	97.2	94.7
Sikes Senter	100%	Wichita Falls, TX	Dillard's, JCPenney, Sears, Dillard's Men's and Home	291,208	374,690	—	665,898	98.5	97.2
Silver Lake Mall	100%	Coeur D' Alene, ID	JCPenney, Macy's, Sears	147,610	172,253	—	319,863	84.7	60.5
Southland Center	100%	Taylor, MI	JC Penny, Macy's	323,172	290,660	292,377	906,209	94.2	86.3
Southland Mall	100%	Hayward, CA	JCPenney, Kohl's, Macy's, Sears	531,141	445,896	292,000	1,269,037	92.2	80.7
Spring Hill Mall	100%	West Dundee, IL	, Kohl's, Carson Pirie Scott, Sears, Macy's	483,983	134,148	547,432	1,165,563	86.1	82.9
Steeplegate Mall	100%	Concord, NH	Bon Ton, JCPenney, Sears	223,157	256,347	—	479,504	74.5	73.3
Three Rivers Mall	100%	Kelso, WA	JCPenney, Macy's, Sears,	226,245	193,233	—	419,478	82.9	82.9
Turtle Creek, The Mall at	100%	Jonesboro, AR	Dillard's, JCPenney, Target	367,919	—	364,217	732,136	91.6	91.6
Valley Hills Mall	100%	Hickory, NC	Belk, Dillard's, JCPenney, Sears	322,152	—	611,516	933,668	90.2	89.0
Vista Ridge Mall	100%	Lewisville, TX	Dillard's, JCPenney, Macy's, Sears	391,121	—	670,210	1,061,331	93.6	91.7
Washington Park Mall	100%	Bartlesville, OK	JCPenney, Sears, Dillard's	161,862	122,894	71,402	356,158	97.2	97.2
West Valley Mall	100%	Tracy, CA	JCPenney, Macy's, Sears, Target	536,549	236,454	111,836	884,839	94.5	88.5
Westwood Mall	100%	Jackson, MI	Elder-Beerman, Wal-Mart, JCPenney	146,230	70,500	301,188	517,918	92.3	92.3
White Mountain Mall	100%	Rock Springs, WY	Herberger's, JCPenney	224,846	94,482	—	319,328	96.4	95.7
Total Rouse Portfolio				10,109,530	5,251,835	7,129,925	22,491,290	90.0%	85.9%

(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries

Q4 2012 Supplemental Package	15

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of December 31, 2012

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)
Specialty Leasing (3)	446	1,166,701	$10.20
Permanent Leasing
2013	246	727,201	31.72
2014	348	1,278,500	28.48
2015	267	977,463	31.64
2016	232	787,045	35.00
2017	204	791,566	35.26
2018	107	648,560	33.75
2019	55	413,957	27.01
2020	37	202,726	29.87
2021	54	401,027	23.19
Subsequent	173	1,681,708	19.00
Total Permanent Leasing	1,723	7,909,753	$28.43
Total Leasing	2,169	9,076,454

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(2) Excluded from the Expiring Rate are leases paying percent rent in lieu of base rent minimum.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q4 2012 Supplemental Package	16

Portfolio Operating Metrics

Top Ten Tenants
As of December 31, 2012

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other	Square Footage (000's)	Total	Rouse Owned
Limited Brands, Inc.	Bath & Body Works, Victoria's Secret	4.5%	230	52	52
Foot Locker, Inc	Champs Sports, Foot Locker, Lady Foot Locker, Kids Foot Locker, Footaction USA	3.3	225	49	49
JCPenney Company, Inc	JCPenney	2.7	2,335	26	18 (1)
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	1.9	108	20	20
Cinemark USA, Inc.	Cinemark	1.9	298	6	6
Sears Holding Corporation	Sears	1.7	3,089	24	12
Sterling Jewelers, Inc.	JB Robinson Jewelers, Kay Jewelers, Weisfields Jewelers	1.7	39	26	26
Zales Corporation	Gordon's Jewelers, Piercing Pagoda, Totally Pagoda, Zales Jewelers	1.6	39	37	37
Luxottica Retail North America, Inc.	Lenscrafters, Pearle Vision, Pearle Vision Express, Sunglass Hut, Watch Station	1.6	68	33	33
Macy's Inc.	Macy's	1.6	2,096	15	4
Totals		22.5%	8,527	288	257

(1) Includes three locations in which Rouse owns the land which is ground leased to JCPenney.

Q4 2012 Supplemental Package	17

Portfolio Operating Metrics

Leasing Activity
As of December 31, 2012

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)
Under 10,000 sq. ft.	15	30,023	7.6	$40.43	$44.95
Over 10,000 sq. ft.	7	193,987	11.5	15.27	16.32
Total New Leases	22	224,010	11.0	18.64	20.16

Renewal Leases
Under 10,000 sq. ft.	63	160,497	3.7	$33.90	$35.68
Over 10,000 sq. ft.	7	184,123	4.9	11.75	11.88
Total Renewal Leases	70	344,620	4.3	$22.06	$22.96

Sub-Total	92	568,630	6.9	20.71	21.86

Percent in Lieu	21	86,394	n.a.	n.a.	n.a.

Total Q4 2012	113	655,024	6.9	$20.71	$21.86
Total Q3 2012	128	698,112
Total Q2 2012	137	551,146
Total Q1 2012	60	230,545
Total 2012	438	2,134,827

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	SF (In thousands)	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Total Q4 2012	56	292,359	4.7	$22.02	$22.94	$21.28	$0.74	3.5%	$1.66	7.8%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q4 2012 Supplemental Package	18

Glossary of Terms

Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall and Freestanding	Inline mall shop and outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retails locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Rolling twelve month sales for mall stores less than 10,000 square feet.
Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.

Q4 2012 Supplemental Package	19